AMENDED AND RESTATED
                        1995 INCENTIVE STOCK OPTION PLAN
                             Westport Bancorp, Inc.

                          ----------------------------

1.       Objectives  of the Plan.  The  purposes  of this 1995  Incentive  Stock
         Option Plan (the "Plan") are (i) to attract and retain the best available personnel for positions of substantial responsibility with Westport Bancorp, Inc. ("Bancorp"), or any of its subsidiaries that now exist or that Bancorp may hereafter organize or acquire (hereinafter collectively called the "Corporation"); (ii) to provide additional incentive to such personnel; and (iii) to encourage the ownership of Bancorp Common Stock by such personnel, thereby promoting the success of the Corporation.

2. Effective Date. The Plan shall become effective on May 25, 1995, and shall terminate as provided herein. The Plan as amended and restated May 16, 1996 is effective for options granted on and after that date.

3. Stock Reserved for the Plan. The number of shares of the authorized but unissued Common Stock, par value $0.01 per share, of Bancorp (the "Common Stock") that are reserved for issue and may be issued upon the exercise of options granted under the Plan shall be 200,000 shares.

         In lieu of such unissued shares, Bancorp may, in its discretion, transfer on the exercise of options reacquired shares or shares bought in the market for the purposes of the Plan, provided that (subject to the provisions of paragraph 13) the total number of shares that may be issued or sold upon the exercise of options granted under the Plan shall not exceed an aggregate of 200,000. Any employee may hold more than one option at any time.

         If any options granted under the Plan shall for any reason terminate or expire without having been exercised in full, the stock not purchased under such options shall be available again for the purposes of the Plan.

4.       Administration of the Plan.

         (a) Procedure. The Plan shall be administered by the Board of Directors of Bancorp (the "Board"). Members of the Board who are eligible for options hereunder or who have been granted options may vote on any matters affecting the administration of the Plan or the grant of any options pursuant to the Plan except that no such member shall act upon the granting of an option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options to him.

         (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority: (i) to grant to any employee eligible hereunder an option to purchase shares of Common Stock that shall be conditioned on the execution by such employee of an Incentive Stock Option Agreement substantially in the form of Exhibit I hereto (with such modifications as the Board may desire, within the terms of the Plan and the requirements of law); (ii) to determine the purchase price for Common Stock to be issued pursuant to an option granted under the Plan, the number of shares to be represented by each option, the employees to whom and the time or times at which options shall be granted or exercised, and the term of each option, which in no event shall be more than ten (10) years from the date of the grant of the option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend each option; (vi) to impose job performance conditions and any other conditions on the exercise of any option and to determine whether such conditions have been met; (vii) to accelerate the exercise date of any option; (viii) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate a grant of an option previously granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan. It is intended that options issued hereunder to employees (including employees who are also directors of the Corporation) shall qualify as "incentive stock options" under
                  Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Board shall administer the Plan in order to preserve the characterization of options granted pursuant hereto as incentive stock options.

         (c) Effect of Board's Decision. All decisions, determinations, and interpretations of the Board shall be final and binding on all holders of any options granted under the Plan.

         (d) Committee Recommendations. The Compensation Committee of the Board (the "Committee") shall make recommendations to the Board with respect to (i) the employees to whom options should be granted, (ii) the terms and provisions of any option, (iii) whether any job performance conditions to which the exercise of a previously granted option is subject have been met, and
                  (iv) any other matter described in this paragraph; provided, however, that the final decisions on any such matter shall rest with the Board. The Committee shall also perform such other functions and duties with respect to the Plan as the Board shall from time to time assign to the Committee.

5. Eligibility; Factors to be Considered in Granting Options. An option may be granted to any person who, at the time the option is granted, is an employee of the Corporation. No option may be granted hereunder to an employee who at the time such option is granted owns, within the meaning of Section 422 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries (a "10% Shareholder") unless the option price is at least 110% of the fair market value of such stock on the date of grant and the option may not be exercised more than five (5) years after the date of grant.

         In determining the employees to whom options shall be granted, the term of the option, and the number of shares to be covered by each option, the Board shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An employee who has been granted an option may be granted an additional option or options if the Board shall so determine.

         A member of the Board of Directors of the Corporation who is not also an employee of the Corporation or a subsidiary shall not be eligible to receive a grant of an option hereunder.

6. Option Prices. The purchase price of the Common Stock covered by each option shall be determined by the Board, but shall not be less than 100% (or 110% in the case of an option granted to a 10% Shareholder) of the fair market value of the Common Stock on the date the option is granted. For purposes of this Plan, the fair market value of Common Stock shall be determined as of a particular date in the following manner: if the stock is listed or admitted to trading on a national securities exchange or reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value per share shall be the closing price of Bancorp Common Stock reported by such exchange or NASDAQ for such date (or, if no closing price was reported for such date, then the closing price for the next preceding day for which a closing price was reported); if the stock is not then listed or admitted to trading on a national securities exchange or reported by NASDAQ, the fair market value shall be determined by the Board of Directors of Bancorp on the basis of such factors as it deems relevant.

7. Terms of Options. The term of each option shall be for such period as the Board shall determine, but not more than ten (10) years (or five
         (5) years in the case of an option granted to a 10% Shareholder) from the date of grant, thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any option is less than ten (10) years (or five (5) years in the case of an option granted to a 10% Shareholder) from the date of grant, the option prior to its expiration may be amended, with the approval of the Board and the employee, to extend the term to not more than ten (10) years (or five
         (5) years in the case of an option granted to a 10% Shareholder) from the original date of granting of such options. Except as otherwise required by law, such extension shall not constitute the grant of a new option and the purchase price specified in such option need not be modified.

8. Conditions to the Exercisability of Options. The Board may, in its sole discretion set conditions that must be satisfied before an option may be exercised. These conditions may be based on the length of the optionee's continuous employment with the Corporation subsequent to the grant, the job performance of the optionee subsequent to the grant, the performance of the Corporation as a whole, or any other reasonable criteria. The Board shall determine in each case annually whether such conditions have been satisfied for the preceding fiscal year. With respect to performance-related conditions, the Board shall fix the number of shares, if any, as to which each outstanding option shall then become exercisable. No such option subject to performance-related conditions shall become exercisable until the Board (a) determines that such conditions have been satisfied during the fiscal year preceding such determination and (b) fixes the number of shares as to which the option shall thereupon become exercisable. The aggregate fair market value (as of the date of grant) of such options exercisable by an individual for the first time in any calendar year under the Plan and any other incentive stock option plan of the Corporation or any parent or subsidiary corporation shall not exceed $100,000.

9. Exercise of Options. Unless otherwise provided in the option agreement, a holder of an option may purchase all, or from time to time any part of, the shares of which the right to purchase has accrued in accordance with the terms of paragraph 8; provided, however, that an option shall not be exercised as to fewer than fifty (50) shares, or the remaining shares covered by the option if fewer than fifty (50), at any one time. The purchase price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an option (a) in cash or by certified check, (b) by tendering to Bancorp shares of Bancorp's Common Stock, then owned by him, having a fair market value equal to the cash exercise price applicable to the purchase price of the shares as to which an option is being exercised, or (c) partly in cash and partly in shares of Bancorp's Common Stock valued at fair market value determined as of the close of the business day immediately preceding the day on which the option is exercised, in the manner set forth in paragraph 6. Notwithstanding the preceding sentence, payment in full of the purchase price need not accompany the written notice of exercise provided the notice of exercise directs that the certificate or certificates for the shares of Bancorp's Common Stock for which the that option is exercised be delivered to a licensed broker acceptable to Bancorp as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to Bancorp cash (or cash equivalents acceptable to Bancorp) equal to the purchase price for the shares of Bancorp's Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and/or other taxes that Bancorp, may, in its judgment, be required to withhold with respect to the exercise of the option and the sale of such shares of Common Stock. Fractional shares of Common Stock will not be issued. Except as provided in paragraphs 11 and 12 hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Corporation or one of its subsidiaries. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall have been registered on the transfer books of Bancorp in the name of such holder.

         Notwithstanding any other provision of this Plan or any option granted hereunder, any option granted hereunder and then outstanding may become immediately exercisable in full, in the discretion of the Board, in the event of a "Change of Control". For purposes hereof, (a) the term "Control" shall have the same meaning as is ascribed thereto in Rule 12b-2 of the Rules and Regulations promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and
         (b) an event or events constituting a Change of Control of the Corporation shall be deemed to have occurred on such date as the Corporation shall file, or shall have become obligated to file, whichever is earlier, a Current Report on Form 8-K describing any such Change of Control of the Corporation pursuant to Item 1 thereof or indicating that any such Change of Control either is imminent or may have occurred. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of options as described above.

10. Non-transferability of Options. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and an option may be exercised, during the lifetime of the employee, only by the employee.

11. Termination of Employment. In the event that the employment of an employee to whom an option has been granted under the Plan shall be terminated (other than by reason of death or disability), such option may subject to the provisions of paragraph 8 be exercised, to the extent that the employee was entitled to do so at the date of such termination, at any time within three (3) months after such termination, but in no event after the expiration of the term of the option. Options granted under the Plan shall not be affected by any changes of duties or position so long as the holder continues to be an employee of the Corporation. Retirement pursuant to any pension plan provided by the Corporation shall be deemed to be a termination of employment for the purposes of this paragraph 11. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any employee any right to continue in the employ of the Corporation or interfere with the right of the Corporation to terminate his employment at any time.

12. Death or Disability of Employee. If an employee to whom an option has been granted under the Plan shall die or become disabled within the meaning of Section 422 of the Code, such option may be exercised subject to the provisions of paragraphs 8 and 9, to the extent that the employee was entitled to do so at the date of such death or disability, by the employee, or the representative of the employee's estate, at any time within such period, not exceeding one (1) year after such death or commencement of disability, as shall be prescribed in the option agreement, but in no event after the expiration of the term of the option.

13. Adjustments Upon Changes in Capitalization. Notwithstanding any other provision of the Plan, the Board, as it deems appropriate, may adjust the number and class of shares covered by each outstanding option, the option prices, and the minimum number of shares as to which options shall be exercisable at any one time in the event of changes in the outstanding Common Stock by reason of Stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like; and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted shall be appropriately adjusted.

14. No Loans to Holders of Options. Neither Bancorp nor any of its subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person to acquire or carry shares of the Common Stock issued upon the exercise of options granted under the Plan.

15. Time of Granting Options. The date of grant of an option under the Plan shall, for all purposes, be the date on which the Board makes the determination granting such option. Notice of the determination shall be given to each employee to whom an option is so granted within a reasonable time after the date of such grant.

16. Termination and Amendment of the Plan. Unless the Plan has previously been terminated, no option shall be granted hereunder after May 24, 2005. The Board may at any time prior to that date terminate the Plan or make such modification or amendment of the Plan as it shall deem advisable; provided, however, that no amendment may be made to the Plan without the approval by the holders of Common Stock, except as provided in paragraphs 7 or 13 hereof, that would (i) increase the maximum number of shares for which options may be granted under the Plan, (ii) change the manner of determining the minimum option prices, (iii) extend the period during which an option may be granted or exercised, or (iv) amend the requirements as to the class of employees eligible to receive options. No termination, modification, or amendment of the Plan may, without the consent of the employee to whom an option shall theretofore have been granted, adversely affect the right of such employee under such option.

17. Government Regulations. The Plan and the grant and exercise of options thereunder, and the obligation of Bancorp to sell and deliver shares under such options, shall be subject to all applicable laws, rules and regulations.

                                                                       EXHIBIT 1
                                                                       ---------

                             WESTPORT BANCORP, INC.
                              AMENDED AND RESTATED
                        1995 INCENTIVE STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


                  THIS AGREEMENT is entered into by and between WESTPORT BANCORP, INC. (the "Company") and _____________________________ (the "Optionee")
as of May 16, 1996.

                  1. This Option Agreement is subject to and governed by the terms and conditions of the Westport Bancorp, Inc. Amended and Restated 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A and incorporated by reference herein.

                  2.       The date of grant of this Option is May 16, 1996.

                  3. Pursuant and subject to the Plan, the Company hereby grants to the Optionee the right and option (the "Option") to purchase ____________ shares of the common stock, par value $.01 per share, of the Company (the "Stock").

                  4. The purchase price of the Stock under the Option is $____________ per share, which is equal to the fair market value of a share of the Stock on the date of grant.

                  5. The Option shall constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to the extent provided in Section 8 of the Plan.

                  6. Subject to the provisions of the Plan, the Option may be exercised (i) to the extent of ___________ shares of Stock on and at any time after the date of grant and before termination of the Option pursuant to the Plan and (ii) to the extent of ___________ shares of Stock on and at any time after January 1, 1997 and before termination of the Option pursuant to the Plan (except that, in the event that a "Change of Control" (as defined in the Plan) occurs before January 1, 1997, the Option shall be exercisable in full upon the occurrence of the Change of Control), but in no event later than 10 years after the date of grant. The Option may be exercised in increments of not less than 50 shares, unless the number purchased is the total number at the time available for purchase under the Option.

                  7. The rights of the Optionee to exercise the Option following termination of employment, death, or disability are as provided in Paragraphs 11 and 12 of the Plan.

                  8. The shares subject to the Option and the purchase price specified above are subject to adjustment in certain events as set out in Paragraph 13 of the Plan. In the event that the Company is merged with or into another corporation or the Company becomes a subsidiary of another corporation, the Option may be assumed by a successor or a parent or affiliated corporation or such corporation may substitute for the Option an option to purchase the stock of such corporation or a parent or affiliated corporation.

                  9. The Option is not transferable, except upon the death of the Optionee as provided in the Plan.

                  10. The Plan is administered by the Board of Directors of the Company, whose decisions with respect to the construction or interpretation of the Plan or this Agreement shall be final and conclusive.

                  11. The parties hereto recognize that the Company or a subsidiary may be obligated to withhold federal and local income taxes and Federal Insurance Contributions Act (social security) taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or a disposition of shares of Stock acquired hereunder. The Optionee agrees that the Company or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, including withholding of shares that would otherwise be issued hereunder, and also agrees that upon demand the Optionee will promptly pay to the Company or a subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalent.

                  12. The Optionee agrees to notify the Company in writing of any disposition of shares of stock acquired by the Optionee pursuant to the exercise of this Option within 30 days of such disposition.

                  13. The procedures for exercising this Option are as provided in Paragraph 9 of the Plan. All communications to the Company should be addressed to Westport Bancorp, Inc., 87 Post Road East, Westport, CT 06880,
Attention: Corporate Secretary.


                                              WESTPORT BANCORP, INC.


                                              By:
                                                 -------------------------------
                                                   Its:
                                                       -------------------------



                                              OPTIONEE


                                              ----------------------------------

                                           ADDRESS FOR OPTIONEE:


                                           -------------------------------------
                                           Number         Street


                                           -------------------------------------
                                           City           State        Zip Code